UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 22, 2006

ASCENT SOLAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8120 Shaffer Parkway
Littleton, Colorado		80127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 420-1141

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On November 22, 2006, Ascent Solar Technologies, Inc. (the “Company”) and UD Technology Corporation, a non-profit corporation affiliated with the University of Delaware (“UD”), entered into a patent license agreement (the “Agreement”), pursuant to which UD agreed to license certain patents and a pending patent application to the Company on a non-exclusive basis.  The licensed technology is relevant to the production of photovoltaic conversion cells, modules and arrays.  Unless earlier terminated, the Agreement terminates with the expiration of the last to expire of the licensed patents.  A redacted copy of the Agreement is filed as an exhibit to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 License Agreement between UD Technology Corporation and Ascent Solar Technologies, Inc.*

*  Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

November 28, 2006	By:	/s/ Matthew Foster
Name: Matthew Foster
Title: President and Chief Executive Officer